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                  SUPPLEMENTAL INDENTURE dated as of November 4, 1998, between
REPUBLIC ENGINEERED STEELS, INC., a Delaware corporation, as Issuer (the "Company") and BANKERS TRUST COMPANY, a New York banking corporation, as Trustee (the "Trustee").

                  WHEREAS, the Company has executed and delivered an Indenture dated as of December 15, 1993 (the "Original Indenture") between the Company and the Trustee providing for the issuance of $200,000,000 principal amount of 9-7/8% First Mortgage Notes Due 2001 of the Company;

                  WHEREAS, Section 9.1(g) of the Original Indenture provides that the Original Indenture may be amended without the consent of any Securityholder to make any change that does not adversely affect the rights of any Holder; and

                  WHEREAS, all things necessary to make this Supplemental Indenture a valid and binding instrument in accordance with its terms and the terms of the Original Indenture have been satisfied;

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the Company and the Trustee hereby agree as follows:

                  SECTION 1. Defined Terms. For all purposes of this Supplemental Indenture, including the Recitals, except as otherwise expressly provided or unless the context otherwise requires, all capitalized terms used and not defined herein that are defined in the Original Indenture shall have the meanings assigned to them in the Original Indenture.

                  SECTION 2. Assignment of Rights in respect of Change of Control Offers. Section 4.15 is hereby amended by adding the following paragraphs before the final paragraph of such Section:

                  Notwithstanding the foregoing, the Company may assign to any Person (the "Assignee"), its rights pursuant to the foregoing paragraph as they may relate to all or any portion of the Securities tendered in a Change of Control Offer. To the extent of any such assignment, the Company's obligations under Section 4.15 to purchase Notes shall be discharged if the Assignee shall (i) purchase such Securities or portions thereof validly tendered and not properly withdrawn pursuant to the Change of Control Offer as to which the assignment is made and
         (ii) deposit with the Paying Agent money sufficient to pay the purchase price of all Securities or portions thereof so tendered in connection with the assignment, whereupon the Assignee shall be entitled to have delivered to it or to its nominee the Securities so purchased. Upon completion of any Change of Control Offer in connection with which an assignment is made, the Company shall deliver to the Trustee an Officers' Certificate setting forth all of the Securities or portions thereof tendered to and accepted for payment pursuant to the Change of Control Offer. The Paying Agent shall promptly mail or deliver to the Holders of Securities purchased by the Company or the Assignee payment in an amount equal to the purchase price, and the

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         Trustee shall promptly authenticate and mail or deliver to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered. No assignment made pursuant to this paragraph shall relieve the Company of its obligations under the foregoing paragraph in the event that the Assignee shall fail to deposit with the Paying Agent money sufficient to pay the purchase price in respect of Securities or portions thereof as to which an assignment has been made pursuant to this paragraph. Nothing herein shall imply or create any liability by the Assignee to any Holder should the Assignee fail to make such deposit and purchase the assigned Securities nor shall any Assignee have any liability in respect of the Change of Control Offer.

                  The delivery to the Trustee of Securities accepted for payment pursuant to a Change of Control Offer may be for the purpose of transfer of registration or exchange or for the purpose of cancellation, as directed by the Company.

                  Any Securities acquired by the Assignee pursuant to an assignment by the Company or acquired by the Company and held for the account of the Company shall take the form of certificated securities and shall bear substantially the following legend:

         NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

         THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE [date of original assignment to Assignee] AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2),

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         (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL INVESTOR
         ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                  SECTION 3. Amended Event of Default. Section 6.1(a) is hereby amended by deleting clause (iii) and substituting the following new clause in replacement thereof:

                  (iii) the Company defaults in the performance, or breach, of any covenant in this Indenture (other than defaults specified in clause
         (i) or (ii) above), or the Company defaults in performance of any tender offer made by the Company for the Securities, and such default or breach continues for a period of 30 days after written notice to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the outstanding Securities; or

                  SECTION 4. Correction of Defect in Section 4.15. The first sentence of the penultimate paragraph of Section 4.15 is hereby amended to read in its entirety as follows:

                  On the Business Day immediately following the Change of Control Payment Date (but in no event later than 60 days following the Change of Control Date), the Company shall (i) accept for payment Securities or portions thereof tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent money sufficient to pay the purchase price of all Securities or portions thereof so tendered and accepted, provided that the payment for such Securities shall include accrued and unpaid interest, if any, to such Business Day immediately following the Change of Control Payment Date on which such purchase price is paid, and (iii) deliver to the Trustee the Securities so accepted together with an Officers' Certificate setting forth the Securities or portions thereof tendered to and accepted for payment by the Company.

                  SECTION 5. Scope of Supplemental Indenture. Nothing in this Supplemental Indenture, expressed or implied, is intended or shall be construed to confer upon or give to any person or corporation, other than the parties hereto and the holders of the Securities, any right, remedy or claim under or by reason of this Supplemental Indenture or any covenant, stipulation, promise or agreement contained herein; all the covenants, stipulations, promises and agreements


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contained herein are for the sole and exclusive benefit of the parties hereto and their successors, and the holders from time to time of the Securities.

                  SECTION 6. Ratification of Indenture. This Supplemental Indenture shall form a part of the Original Indenture for all purposes and every holder of Securities heretofore or hereafter authenticated and delivered under the Original Indenture shall be bound hereby. The Original Indenture is hereby in all respects ratified and confirmed.

                  SECTION 7. The Trustee. The Trustee, for itself and its successor or successors, accepts the trust of the Indenture and agrees to perform the same, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture, and, without limiting the generality of the foregoing, the recitals contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture other than as to the validity of its execution and delivery by the Trustee.

                  SECTION 8. Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                  SECTION 9. Governing Law. The laws of the State of New York shall govern this Supplemental Indenture.

                  IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first written above.

                                        REPUBLIC ENGINEERED STEELS, INC.
                                          as the Issuer


                                        By:      /s/ David Blitzer
                                                 ______________________________
                                                 Name: David Blitzer
                                                 Title: Secretary


                                        BANKERS TRUST COMPANY
                                          as Trustee


                                        By:      /s/ Ednora Williams
                                                 ______________________________
                                                 Name: Ednora Williams
                                                 Title: Senior Vice President